Fees Summary	Jan. 06, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 352.13
Total Fee Amount	352.13
Total Transaction Valuation	2,300,000.00
Total Offset Amount	0.00
Net Fee	$ 0.00